TD ASSET MANAGEMENT USA FUNDS INC.

TDAM Institutional Municipal Money Market Fund — Commercial Class

Supplement dated May 4, 2011
to the Summary Prospectus, Prospectus and
Statement of Additional Information,
each dated March 1, 2011

The last sentence of the legend on the cover of the Fund’s Summary Prospectus is deleted and replaced with the following:

The Fund’s prospectus and statement of additional information, both dated March 1, 2011, as supplemented on May 4, 2011, and as may be amended or further supplemented, are incorporated by reference into (legally made a part of) this Summary Prospectus.

The following information supplements the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information:

Effective May 23, 2011, Commercial Class shares of the TDAM Institutional Municipal Money Market Fund will be closed to purchases by new and existing investors.

Shareholders should retain this supplement for future reference.